SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. [ ])

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Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

VUZIX CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Your Vote Counts! VUZIX CORPORATION 25 HENDRIX ROAD WEST HENRIETTA, NY 14586 VUZIX CORPORATION 2022 Annual Meeting Vote by June 14, 2022 11:59 PM ET You invested in VUZIX CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 15, 2022. Vote Virtually at the Meeting* June 15, 2022 1:00 PM EDT Virtually at: www.virtualshareholdermeeting.com/VUZI2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D82419-P72589 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D82420-P72589 1. To elect seven directors to serve until the 2023 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. Nominees: 1b. Grant Russell 1c. Edward Kay 1a. Paul Travers 1d. Timothy Harned 1e. Emily Nagle Green 1f. Raj Rajgopal 1g. Azita Arvani 3. To approve, by non-binding vote, the compensation disclosed in the Proxy Statement of the Company’s executive officers, who are named in the Proxy Statement Summary Compensation Table. For For For For For For For For For NOTE: In their discretion, upon any other business that may properly come before the meeting or any adjournment thereof. 2. To ratify the appointment of Freed Maxick, CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2022.